MORGAN STANLEY
Financial Supplement - 2Q 2009
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3 - 4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6 - 7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11 - 12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Quarterly Consolidated Assets Under Management or Supervision
14	…………….	Institutional Securities Subprime Analysis
15	…………….	Institutional Securities Non-Subprime Residential Mortgage Analysis
16	…………….	Institutional Securities CMBS and Commercial Whole Loan Analysis
17	…………….	Real Estate Analysis
18	…………….	Earnings Per Share Appendix I
19	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009 (1)	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009 (1)	Percentage Change
Net revenues
Institutional Securities (2)	$4,952	$3,875	$16,043	$(13,788)	$1,600	$2,964	(24%)	85%	$8,827	$4,564	(48%)
Global Wealth Management Group	2,333	1,695	1,582	1,277	1,299	1,923	13%	48%	4,028	3,222	(20%)
Asset Management	574	582	449	(359)	72	575	(1%)	*	1,156	647	(44%)
Intersegment Eliminations	(41)	(41)	(63)	(50)	(25)	(51)	(24%)	(104%)	(82)	(76)	7%
Consolidated net revenues	$7,818	$6,111	$18,011	$(12,920)	$2,946	$5,411	(11%)	84%	$13,929	$8,357	(40%)

Income / (loss) applicable to Morgan Stanley (3)
Institutional Securities	$872	$651	$7,898	$(10,080)	$158	$(126)	(119%)	(180%)	$1,523	$32	(98%)
Global Wealth Management Group	593	172	12	(54)	73	76	(56%)	4%	765	149	(81%)
Asset Management	(72)	(135)	(209)	(720)	(418)	(108)	20%	74%	(207)	(526)	(154%)
Intersegment Eliminations	2	1	(1)	2	1	(1)	(200%)	(200%)	3	0	*
Consolidated income / (loss) applicable to Morgan Stanley	$1,395	$689	$7,700	$(10,852)	$(186)	$(159)	(123%)	15%	$2,084	$(345)	(117%)
Earnings / (loss) applicable to Morgan Stanley common shareholders (4)	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	*	(117%)	$2,374	$(1,834)	(177%)

Earnings per basic share: (5)
Income from continuing operations	$1.25	$0.61	$6.97	$(11.24)	$(0.58)	$(1.37)	*	(136%)	$1.86	$(2.00)	*
Discontinued operations (6)	$0.02	$0.41	$0.41	$(0.11)	$0.01	$0.27	(34%)	*	$0.43	$0.29	(33%)
Earnings per basic share	$1.27	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	*	(93%)	$2.29	$(1.71)	(175%)

Earnings per diluted share: (5)
Income from continuing operations	$1.25	$0.61	$6.97	$(11.24)	$(0.58)	$(1.37)	*	(136%)	$1.85	$(2.00)	*
Discontinued operations (6)	$0.01	$0.41	$0.41	$(0.11)	$0.01	$0.27	(34%)	*	$0.43	$0.29	(33%)
Earnings per diluted share	$1.26	$1.02	$7.38	$(11.35)	$(0.57)	$(1.10)	*	(93%)	$2.28	$(1.71)	(175%)

Return on average common equity
from continuing operations	17.4%	8.3%	*	*	*	*			12.8%	*
Return on average common equity	17.6%	13.6%	*	*	*	*			15.5%	*

(1)	Information includes the Morgan Stanley Smith Barney joint venture (MSSB) effective from May 31, 2009.
(2)
Results for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009 include positive / (negative) revenues of $1.8 billion, $(0.2) billion, $9.0 billion, $(5.7) billion, $(1.5) billion and $(2.1) billion, respectively, related to the movement in Morgan Stanley's credit spreads on certain long term debt.

(3)	Represents consolidated income / (loss) from continuing operations applicable to Morgan Stanley before gain / (loss) from discontinued operations.
(4)
During the quarter ended June 30, 2009, the Company repurchased its Series D Fixed Rate Cumulative Perpetual Preferred Stock resulting in a one-time reduction from earnings applicable to Morgan Stanley's common shareholders for the accelerated amortization of the Preferred Stock issuance discount.  The earnings per share calculation for the quarter ended June 30, 2009 also includes a charge of $202 million related to the partial redemption of Series C Non-Cumulative Non-Voting Preferred Stock issued to Mitsubishi UFJ Financial Group, Inc. (MUFG) in exchange for its purchase of the Company's common stock.

(5)	Summation of the quarters' earnings per common share may not equal the year-to-date amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
(6)
Includes operating results and gains on secondary equity offerings related to MSCI Inc. (reported in Institutional Securities), and operating results and gains / losses related to the disposition of  certain properties previously owned by Crescent Real Estate Equities Limited Partnership (Crescent), a real estate subsidiary of the Company (reported in Asset Management).

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009 (1)	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009 (1)	Percentage Change
Revenues:
Investment banking	$971	$1,288	$1,025	$648	$886	$1,281	(1%)	45%	$2,259	$2,167	(4%)
Principal transactions:
Trading	2,794	2,094	13,185	(15,402)	1,091	1,971	(6%)	81%	4,888	3,062	(37%)
Investments	(516)	(308)	(733)	(2,851)	(1,272)	(115)	63%	91%	(824)	(1,387)	(68%)
Commissions	1,265	1,116	1,107	858	772	975	(13%)	26%	2,381	1,747	(27%)
Asset management, distribution and admin. fees	1,473	1,473	1,379	1,129	984	1,282	(13%)	30%	2,946	2,266	(23%)
Other	909	315	1,271	1,802	331	505	60%	53%	1,224	836	(32%)
Total non-interest revenues	6,896	5,978	17,234	(13,816)	2,792	5,899	(1%)	111%	12,874	8,691	(32%)

Interest and dividends	12,710	9,196	9,626	5,094	2,524	1,393	(85%)	(45%)	21,906	3,917	(82%)
Interest expense	11,788	9,063	8,849	4,198	2,370	1,881	(79%)	(21%)	20,851	4,251	(80%)
Net interest	922	133	777	896	154	(488)	*	*	1,055	(334)	(132%)
Net revenues	7,818	6,111	18,011	(12,920)	2,946	5,411	(11%)	84%	13,929	8,357	(40%)

Non-interest expenses:
Compensation and benefits	3,803	3,108	5,059	(678)	2,036	3,875	25%	90%	6,911	5,911	(14%)

Non-compensation expenses:
Occupancy and equipment	289	325	316	436	339	376	16%	11%	614	715	16%
Brokerage, clearing and exchange fees	470	421	394	353	269	290	(31%)	8%	891	559	(37%)
Information processing and communications	305	300	298	308	286	317	6%	11%	605	603	--
Marketing and business development	195	196	166	193	117	127	(35%)	9%	391	244	(38%)
Professional services	365	487	401	517	322	405	(17%)	26%	852	727	(15%)
Other	388	388	696	1,697	485	640	65%	32%	776	1,125	45%
Total non-compensation expenses	2,012	2,117	2,271	3,504	1,818	2,155	2%	19%	4,129	3,973	(4%)

Total non-interest expenses	5,815	5,225	7,330	2,826	3,854	6,030	15%	56%	11,040	9,884	(10%)

Income / (loss) from continuing operations before taxes	2,003	886	10,681	(15,746)	(908)	(619)	(170%)	32%	2,889	(1,527)	(153%)
Income tax provision / (benefit) from continuing operations	593	192	2,974	(4,897)	(704)	(333)	*	53%	785	(1,037)	*
Income / (loss) from continuing operations	1,410	694	7,707	(10,849)	(204)	(286)	(141%)	(40%)	2,104	(490)	(123%)
Gain / (loss) from discontinued operations after tax (2)	22	465	464	(89)	14	319	(31%)	*	487	333	(32%)
Net income / (loss)	$1,432	$1,159	$8,171	$(10,938)	$(190)	$33	(97%)	117%	$2,591	$(157)	(106%)
Net income / (loss) applicable to non-controlling interests (3)	19	16	20	15	(13)	(116)	*	*	35	(129)	*
Net income / (loss) applicable to Morgan Stanley	1,413	1,143	8,151	(10,953)	(177)	149	(87%)	184%	2,556	(28)	(101%)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$1,311	$1,062	$7,684	$(11,348)	$(578)	$(1,256)	*	(117%)	$2,374	$(1,834)	(177%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	1,395	689	7,700	(10,852)	(186)	(159)	(123%)	15%	2,084	(345)	(117%)
Gain / (loss) from discontinued operations after tax (2)	18	454	451	(101)	9	308	(32%)	*	472	317	(33%)
Net income / (loss) applicable to Morgan Stanley	$1,413	$1,143	$8,151	$(10,953)	$(177)	$149	(87%)	184%	$2,556	$(28)	(101%)

Pre-tax profit margin	26%	15%	59%	*	*	*			21%	*
Compensation and benefits as a % of net revenues	49%	51%	28%	*	69%	72%			50%	71%
Non-compensation expenses as a % of net revenues	26%	35%	13%	*	62%	40%			30%	48%
Effective tax rate from continuing operations (4)	29.6%	21.7%	27.8%	31.1%	77.5%	53.8%			27.2%	67.9%

(1)	Information includes MSSB effective from May 31, 2009.
(2)
Includes operating results and gains on secondary equity offerings related to MSCI Inc. (reported in Institutional Securities), and operating results and gains / losses related to the disposition of certain properties previously owned by Crescent, a real estate subsidiary of the Company (reported in Asset Management).

(3)
Effective January 1, 2009, the Company adopted SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements" which requires retrospective application to prior periods. The quarter ended June 30, 2009 includes the impact of MSSB which is 51% owned by the Company and 49% owned by Citigroup Inc. (Citigroup).

(4)
The effective tax rate for the quarter ended Mar 31, 2009 includes an additional tax benefit resulting from the anticipated repatriation of non-U.S. earnings at lower than previously estimated tax rates. Excluding this benefit, the effective tax rate is 41.1%.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation. Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data (1)
(unaudited)

	Quarter Ended												Percentage Change From:		Six Months Ended
	Mar 31, 2008		June 30, 2008		Sept 30, 2008		Dec 31, 2008		Mar 31, 2009		June 30, 2009 (2)		2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009 (2)	Percentage Change
Morgan Stanley

Regional revenue (3)
Americas	$2,482		$3,825		$8,359		$(5,704)		$2,626		$4,719		23%	80%	$6,307	$7,345	16%
EMEA (Europe, Middle East, Africa)	4,126		1,355		8,414		(5,936)		67		21		(98%)	(69%)	5,481	88	(98%)
Asia	1,210		931		1,238		(1,280)		253		671		(28%)	165%	2,141	924	(57%)
Consolidated net revenues	$7,818		$6,111		$18,011		$(12,920)		$2,946		$5,411		(11%)	84%	$13,929	$8,357	(40%)
Worldwide employees (4)	46,048		46,108		46,321		45,653		43,659		62,215		35%	43%
Total assets	$1,131,649		$1,097,770		$943,026		$676,764		$626,023		$676,957		(38%)	8%
Firmwide Deposits	35,881		35,274		34,380		51,355		59,922		62,382		77%	4%

Common equity	32,877		34,153		40,492		29,585		29,314		36,989		8%	26%
Preferred equity	1,100		1,100		1,100		19,168		19,208		9,597		*	(50%)
Morgan Stanley shareholders' equity (5)	33,977		35,253		41,592		48,753		48,522		46,586		32%	(4%)
Junior subordinated debt issued to capital trusts	10,491		10,389		9,753		10,312		10,436		10,666		3%	2%
Less: Goodwill and intangible assets (6)	(3,665)		(3,571)		(3,738)		(2,978)		(2,915)		(7,719)		(116%)	(165%)
Tangible Morgan Stanley shareholders' equity (7)	$40,803		$42,071		$47,607		$56,087		$56,043		$49,533		18%	(12%)
Tangible common equity (8)	$29,212		$30,582		$36,754		$26,607		$26,399		$29,270		(4%)	11%
Leverage Ratio (9)	27.7	x	26.1	x	19.8	x	12.1	x	11.2	x	13.7	x
Aggregate trading and non-trading Value-at-Risk (pre-tax) (10)	$105		$116		$126		$129		$142		$154

Average common shares outstanding
Basic	1,034,342,428		1,041,178,821		1,040,887,906		1,000,194,024		1,011,741,210		1,138,444,490
Diluted	1,039,026,879		1,044,720,912		1,041,677,018		1,000,194,024		1,011,741,210		1,138,444,490
Period end common shares outstanding	1,107,158,003		1,109,013,816		1,061,983,111		1,074,497,565		1,081,607,788		1,359,204,010

Book value per common share (11)	$29.70		$30.80		$38.13		$27.53		$27.10		$27.21		(12%)	--
Tangible Book value per common share (12)	$26.39		$27.58		$34.61		$24.76		$24.41		$21.53		(22%)	(12%)

(1)	All data presented in millions except ratios, shares outstanding, book values and number of employees.
(2)	Information includes MSSB effective from May 31, 2009.
(3)
Reflects the regional view of the Company's consolidated net revenues, on a managed basis, based on the following methodology: Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management: client location except for the merchant banking business which is based on asset location.  All periods have been restated to exclude MSCI Inc. and disposed Crescent properties.

(4)	For the quarter ended June 30, 2009, includes 20,004 additional worldwide employees related to MSSB.
(5)
For the quarter ended June 30, 2009, Morgan Stanley shareholders' equity reflects a reduction of $10.0 billion related to the repurchase of the Company's Series D Preferred Stock issued under the Capital Purchase Program (TARP) and a reduction of $0.7 billion related to MUFG's partial exchange of the Company's Series C Preferred Stock for common stock. These decreases were partly offset by the addition of $6.9 billion related to the Company's equity offerings.

(6)
Goodwill and intangibles exclude mortgage servicing rights balances for quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009 of $373 million, $330 million, $261 million, $184 million, $160 million and $173 million, respectively.  The balance for the quarter ended June 30, 2009 includes the Company's preliminary estimate of only its share of MSSB's goodwill and intangible assets.

(7)	Excludes non-controlling interests.
(8)
Tangible common equity equals common equity less goodwill and intangible assets excluding mortgage servicing rights. The balance for the quarter ended June 30, 2009 includes the Company's preliminary estimates of only its share of MSSB's goodwill and intangible assets.

(9)	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
(10)
Represents average daily 95% / one-day value-at-risk ("VaR"). Includes non-trading VaR for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009 of  $36 million, $53 million, $71 million, $66 million, $83 million and $108 million, respectively. See page 6 for trading VaR.

(11)	Book value per common share equals common equity divided by period end common shares outstanding.
(12)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended												Six Months Ended
	Mar 31, 2009			June 30, 2009 (1)									June 30, 2009 (1)
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity							Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$23.6	$20.3	2%	$22.6	$18.2	*							$23.1	$19.2	*

Global Wealth Management Group	1.8	1.3	20%	2.4	3.4	7%							2.1	2.4	11%

Asset Management	3.4	3.4	*	2.9	3.2	*							3.2	3.3	*

Unallocated capital	19.3	4.2		22.4	7.9								20.8	6.1

Total - continuing operations	48.1	29.2	*	50.3	32.7	*							49.2	31.0	*

Discontinued operations	0.0	0.4		0.0	0.2								0.0	0.3

Firm	$48.1	$29.6	*	$50.3	$32.9	*							$49.2	$31.3	*

	Quarter Ended												Six Months Ended
	Mar 31, 2008			June 30, 2008			Sept 30, 2008			Dec 31, 2008			June 30, 2008
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$27.7	$23.8	14%	$26.0	$22.3	12%	$24.2	$22.7	*	$23.8	$22.1	*	$26.9	$23.0	13%

Global Wealth Management Group	1.6	1.4	*	1.7	1.4	48%	1.8	1.5	3%	1.9	1.4	*	1.6	1.4	*

Asset Management	3.2	3.6	*	3.5	3.7	*	4.2	4.2	*	3.8	3.8	*	3.4	3.7	*

Unallocated capital	2.5	2.5		5.5	5.5		7.4	7.4		18.4	6.7		4.0	4.0

Total - continuing operations	35.0	31.3	17%	36.7	32.9	8%	37.6	35.8	*	47.9	34.0	*	35.9	32.1	13%

Discontinued operations	0.1	0.6		0.0	0.4		0.1	0.3		0.0	0.2		0.0	0.5

Firm	$35.1	$31.9	18%	$36.7	$33.3	14%	$37.7	$36.1	*	$47.9	$34.2	*	$35.9	$32.6	16%

(1)	Information includes MSSB effective from May 31, 2009.
(2)
The Company’s economic capital framework estimates the amount of equity capital required to support the businesses over a wide range of market environments while simultaneously satisfying regulatory, rating agency and investor requirements. Economic capital is assigned to each segment based on a regulatory capital framework plus additional capital for stress losses. Economic capital requirements are met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments, non-controlling interests and deductions of certain goodwill, intangible assets, net deferred tax assets and debt valuation adjustment), subject to regulatory limits. The framework will evolve over time in response to changes in the business and regulatory environment and to incorporate improvements in modeling techniques.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009	Percentage Change
Revenues:
Investment banking	$842	$1,096	$936	$611	$812	$1,123	2%	38%	$1,938	$1,935	--
Principal transactions:
Trading	2,669	2,005	12,978	(15,281)	846	1,765	(12%)	109%	4,674	2,611	(44%)
Investments	(272)	(145)	(390)	(1,853)	(791)	(183)	(26%)	77%	(417)	(974)	(134%)
Commissions	916	772	785	540	512	564	(27%)	10%	1,688	1,076	(36%)
Asset management, distribution and admin. fees	35	34	34	44	26	19	(44%)	(27%)	69	45	(35%)
Other	54	198	1,078	1,451	185	312	58%	69%	252	497	97%
Total non-interest revenues	4,244	3,960	15,421	(14,488)	1,590	3,600	(9%)	126%	8,204	5,190	(37%)
Interest and dividends	12,421	8,869	9,260	4,752	2,295	1,129	(87%)	(51%)	21,290	3,424	(84%)
Interest expense	11,713	8,954	8,638	4,052	2,285	1,765	(80%)	(23%)	20,667	4,050	(80%)
Net interest	708	(85)	622	700	10	(636)	*	*	623	(626)	*
Net revenues	4,952	3,875	16,043	(13,788)	1,600	2,964	(24%)	85%	8,827	4,564	(48%)

Compensation and benefits	2,423	1,650	3,773	(1,438)	1,041	2,112	28%	103%	4,073	3,153	(23%)
Non-compensation expenses	1,367	1,381	1,278	2,162	1,029	1,159	(16%)	13%	2,748	2,188	(20%)
Total non-interest expenses	3,790	3,031	5,051	724	2,070	3,271	8%	58%	6,821	5,341	(22%)

Income / (loss) from continuing operations before taxes	1,162	844	10,992	(14,512)	(470)	(307)	(136%)	35%	2,006	(777)	(139%)
Income tax provision / (benefit) from continuing operations	275	188	3,087	(4,435)	(610)	(173)	(192%)	72%	463	(783)	*
Income / (loss) from continuing operations	887	656	7,905	(10,077)	140	(134)	(120%)	(196%)	1,543	6	(100%)
Gain / (loss) from discontinued operations after tax (2)	22	465	466	14	14	319	(31%)	*	487	333	(32%)
Net income / (loss)	909	1,121	8,371	(10,063)	154	185	(83%)	20%	2,030	339	(83%)
Net income / (loss) applicable to non-controlling interests	19	16	20	15	(13)	3	(81%)	123%	35	(10)	(129%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	(84%)	9%	$1,995	$349	(83%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	872	651	7,898	(10,080)	158	(126)	(119%)	(180%)	1,523	32	(98%)
Gain / (loss) from discontinued operations after tax (2)	18	454	453	2	9	308	(32%)	*	472	317	(33%)
Net income / (loss) applicable to Morgan Stanley	$890	$1,105	$8,351	$(10,078)	$167	$182	(84%)	9%	$1,995	$349	(83%)

Return on average common equity (3)	14%	12%	*	*	2%	*			13%	*
Pre-tax profit margin (4)	24%	22%	69%	*	*	*			23%	*
Compensation and benefits as a % of net revenues	49%	43%	24%	*	65%	71%			46%	69%

(1)
Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value.  The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009 are $10.7 billion, $10.3 billion, $9.7 billion, $6.7 billion, $6.3 billion and $6.1 billion, respectively.

(2)	Reflects operating results and gains on secondary equity offerings related to MSCI Inc.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009	Percentage Change

Investment Banking
Advisory revenue	$401	$380	$500	$367	$411	$268	(29%)	(35%)	$781	$679	(13%)
Underwriting revenue (1)
Equity	191	460	193	136	155	455	(1%)	194%	651	610	(6%)
Fixed income	250	256	243	108	246	400	56%	63%	506	646	28%
Total underwriting revenue	$441	$716	$436	$244	$401	$855	19%	113%	$1,157	$1,256	9%

Total investment banking revenue	$842	$1,096	$936	$611	$812	$1,123	2%	38%	$1,938	$1,935	--

Sales & Trading (2)
Equity	$3,414	$2,228	$6,031	$(2,648)	$877	$681	(69%)	(22%)	$5,642	$1,558	(72%)
Fixed income	2,422	678	8,847	(9,910)	1,294	973	44%	(25%)	3,100	2,267	(27%)
Other	(1,543)	(214)	(493)	(1,483)	(803)	39	118%	105%	(1,757)	(764)	57%
Total sales & trading net revenue	$4,293	$2,692	$14,385	$(14,041)	$1,368	$1,693	(37%)	24%	$6,985	$3,061	(56%)

Average Daily 95%/One-Day Value-at-Risk ("VaR") (3)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$65	$64	$71	$95	$107	$103
Equity price	$36	$41	$35	$23	$19	$19
Foreign exchange rate	$29	$25	$23	$17	$12	$17
Commodity price	$39	$38	$33	$27	$26	$23

Trading VaR	$99	$100	$96	$105	$115	$113

(1)	Underwriting revenue excludes fees for Company self-issuances.
(2)
Includes principal transactions trading, commissions and net interest revenue. Other sales and trading net revenue primarily includes net gains / (losses) from the mark-to-market of loans and closed and pipeline commitments and related hedges, and results related to Investment Banking and other activities.

(3)
Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Annual Report Form 10-K for fiscal year ended November 30, 2008. See page 3 for Aggregate Trading and Non-Trading VaR.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Lending (1)
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09

Corporate funded loans
Investment grade	$14.7	$10.6	$9.2	$7.4	$7.1	$7.2	(32%)	1%
Non-investment grade	10.2	8.4	11.2	9.4	9.7	10.2	21%	5%
Total corporate funded loans	$24.9	$19.0	$20.4	$16.8	$16.8	$17.4	(8%)	4%

Corporate lending commitments
Investment grade	$43.4	$41.6	$37.3	$36.9	$34.9	$35.7	(14%)	2%
Non-investment grade	14.9	13.3	8.0	7.0	5.9	6.0	(55%)	2%
Total corporate lending commitments	$58.3	$54.9	$45.3	$43.9	$40.8	$41.7	(24%)	2%

Corporate funded loans plus lending commitments
Investment grade	$58.1	$52.2	$46.5	$44.3	$42.0	$42.9	(18%)	2%
Non-investment grade (2)	$25.1	$21.7	$19.2	$16.4	$15.6	$16.2	(25%)	4%

% investment grade	70%	71%	71%	73%	73%	73%
% non-investment grade	30%	29%	29%	27%	27%	27%

Total corporate funded loans and lending commitments	$83.2	$73.9	$65.7	$60.7	$57.6	$59.1	(20%)	3%
Hedges (3)	$33.3	$29.3	$31.5	$35.7	$34.1	$31.8	9%	(7%)

(1)	In connection with certain of its Institutional Securities business activities, the Company provides loans or lending commitments to select clients related to its leveraged acquisition finance or relationship lending activities. For a further discussion of this activity, see the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2008.
(2)	For the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009, the leveraged acquisition finance portfolio of pipeline commitments and closed deals were $14.8 billion, $11.6 billion, $6.9 billion, $5.0 billion, $4.2 billion and $4.2 billion, respectively.
(3)	Includes both internal and external hedges utilized by the lending business.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009 (1)	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009 (1)	Percentage Change
Revenues:
Investment banking	$110	$159	$82	$67	$61	$165	4%	170%	$269	$226	(16%)
Principal transactions:
Trading	189	195	186	47	246	303	55%	23%	384	549	43%
Investments	(5)	(1)	(16)	(36)	(14)	1	200%	107%	(6)	(13)	(117%)
Commissions	355	348	342	334	262	412	18%	57%	703	674	(4%)
Asset management, distribution and admin. fees	691	684	690	586	511	816	19%	60%	1,375	1,327	(3%)
Other	775	67	34	93	46	66	(1%)	43%	842	112	(87%)
Total non-interest revenues	2,115	1,452	1,318	1,091	1,112	1,763	21%	59%	3,567	2,875	(19%)

Interest and dividends	294	321	343	237	226	265	(17%)	17%	615	491	(20%)
Interest expense	76	78	79	51	39	105	35%	169%	154	144	(6%)
Net interest	218	243	264	186	187	160	(34%)	(14%)	461	347	(25%)
Net revenues	2,333	1,695	1,582	1,277	1,299	1,923	13%	48%	4,028	3,222	(20%)

Compensation and benefits	1,043	1,023	942	737	844	1,362	33%	61%	2,066	2,206	7%
Non-compensation expenses	341	400	641	591	336	632	58%	88%	741	968	31%
Total non-interest expenses	1,384	1,423	1,583	1,328	1,180	1,994	40%	69%	2,807	3,174	13%

Income / (loss) from continuing operations before taxes	949	272	(1)	(51)	119	(71)	(126%)	(160%)	1,221	48	(96%)
Income tax provision / (benefit) from continuing operations (2)	356	100	(13)	3	46	(29)	(129%)	(163%)	456	17	(96%)
Income / (loss) from continuing operations	593	172	12	(54)	73	(42)	(124%)	(158%)	765	31	(96%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss)	593	172	12	(54)	73	(42)	(124%)	(158%)	765	31	(96%)
Net income / (loss) applicable to non-controlling interests (3)	0	0	0	0	0	(118)	*	*	0	(118)	*
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	(56%)	4%	$765	$149	(81%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	593	172	12	(54)	73	76	(56%)	4%	765	149	(81%)
Gain / (loss) from discontinued operations after tax	0	0	0	0	0	0	--	--	0	0	--
Net income / (loss) applicable to Morgan Stanley	$593	$172	$12	$(54)	$73	$76	(56%)	4%	$765	$149	(81%)

Return on average common equity (4)	*	48%	3%	*	20%	7%			*	11%
Pre-tax profit margin (5)	41%	16%	*	*	9%	*			30%	2%
Compensation and benefits as a % of net revenues	45%	60%	60%	58%	65%	71%			51%	69%

(1)	Information includes MSSB effective from May 31, 2009.
(2)	The tax provision for the quarter ended June 30, 2009 reflects only the Company's interest in MSSB.
(3)
The quarter ended June 30, 2009 reflects the 49% allocation of MSSB's pre-tax results to Citigroup, plus some contractual allocations, including a one-time expense of $124 million related to replacement deferred compensation awards.

(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended						Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009 (1)	2Q09 vs. 2Q08	2Q09 vs. 1Q09

Global representatives	8,271	8,343	8,588	8,356	8,148	18,444	121%	126%

Annualized revenue per global
representative (thousands) (2)	$772	$809	$750	$603	$630	$671	(17%)	7%

Assets by client segment (billions)
$10m or more	222	219	190	153	146	389	78%	166%
$1m - $10m	261	263	241	201	191	562	114%	194%
Subtotal - > $1m	483	482	431	354	337	951	97%	182%
$100k - $1m	195	197	188	169	162	412	109%	154%
< $100k	28	28	28	27	26	57	104%	119%
Total client assets (billions)	$706	$707	$647	$550	$525	$1,420	101%	170%

% of assets by client segment > $1m	68%	68%	67%	64%	64%	67%

Fee-based client account assets (billions) (3)	$184	$187	$169	$138	$124	$325	74%	162%
Fee-based assets as a % of client assets	26%	26%	26%	25%	24%	23%

Bank deposit program (millions) (4)	$33,418	$34,467	$33,791	$38,771	$46,796	$105,675	*	126%

Client assets per global
representative (millions) (5)	$85	$85	$75	$66	$64	$77	(9%)	20%

Domestic retail net new assets (billions) (6)	$8.4	$16.2	$8.3	$(7.4)	$3.0	$(2.0)	(113%)	(168%)

Domestic retail locations	449	460	462	464	465	958	108%	106%

(1)	Information includes MSSB effective from May 31, 2009.
(2)	Annualized revenue divided by average global representative headcount.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Approximately $50 billion of the balance for the quarter ended June 30, 2009 is attributable to Morgan Stanley.
(5)	Total client assets divided by period end global representative headcount.
(6)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009	Percentage Change

Revenues:
Investment banking	$26	$39	$17	$(24)	$13	$23	(41%)	77%	$65	$36	(45%)
Principal transactions:
Trading	(62)	(104)	23	(165)	(1)	(96)	8%	*	(166)	(97)	42%
Investments	(239)	(162)	(327)	(962)	(467)	67	141%	114%	(401)	(400)	--
Commissions	4	4	3	3	2	3	(25%)	50%	8	5	(38%)
Asset management, distribution and admin. fees	790	796	699	537	487	520	(35%)	7%	1,586	1,007	(37%)
Other	74	50	160	260	101	126	152%	25%	124	227	83%
Total non-interest revenues	593	623	575	(351)	135	643	3%	*	1,216	778	(36%)

Interest and dividends	6	17	35	111	9	8	(53%)	(11%)	23	17	(26%)
Interest expense	25	58	161	119	72	76	31%	6%	83	148	78%
Net interest	(19)	(41)	(126)	(8)	(63)	(68)	(66%)	(8%)	(60)	(131)	(118%)
Net revenues	574	582	449	(359)	72	575	(1%)	*	1,156	647	(44%)

Compensation and benefits	334	433	342	20	150	400	(8%)	167%	767	550	(28%)
Non-compensation expenses	352	381	417	808	481	414	9%	(14%)	733	895	22%
Total non-interest expenses	686	814	759	828	631	814	--	29%	1,500	1,445	(4%)

Income / (loss) from continuing operations before taxes	(112)	(232)	(310)	(1,187)	(559)	(239)	(3%)	57%	(344)	(798)	(132%)
Income tax provision / (benefit) from continuing operations	(40)	(97)	(101)	(467)	(141)	(130)	(34%)	8%	(137)	(271)	(98%)
Income / (loss) from continuing operations	(72)	(135)	(209)	(720)	(418)	(109)	19%	74%	(207)	(527)	(155%)
Gain / (loss) from discontinued operations after tax (2)	0	0	(2)	(3)	0	0	--	--	0	0	--
Net income / (loss)	(72)	(135)	(211)	(723)	(418)	(109)	19%	74%	(207)	(527)	(155%)
Net income / (loss) applicable to non-controlling interests	0	0	0	0	0	(1)	*	*	0	(1)	*
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	20%	74%	$(207)	$(526)	(154%)

Amounts applicable to Morgan Stanley:
Income / (loss) from continuing operations	(72)	(135)	(209)	(720)	(418)	(108)	20%	74%	(207)	(526)	(154%)
Gain / (loss) from discontinued operations after tax (2)	0	0	(2)	(3)	0	0	--	--	0	0	--
Net income / (loss) applicable to Morgan Stanley	$(72)	$(135)	$(211)	$(723)	$(418)	$(108)	20%	74%	$(207)	$(526)	(154%)

Return on average common equity (3)	*	*	*	*	*	*			*	*
Pre-tax profit margin (4)	*	*	*	*	*	*			*	*
Compensation and benefits as a % of net revenues	58%	74%	76%	*	*	70%			66%	85%

(1)	Principal transactions investments revenue reflects net gain / (loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments.

The related investment asset balance for the quarters ended Mar 31, 2008, June 30, 2008, Sept 30, 2008, Dec 31, 2008, Mar 31, 2009 and June 30, 2009 are $4.5 billion, $5.3 billion, $4.8 billion, $3.6 billion, $3.0 billion and $2.5 billion, respectively.

(2)
Includes operating results and gains / losses related to the disposition of certain properties previously owned by Crescent Real Estate Equities Limited Partnership, a real estate subsidiary of the Company.

(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income / (loss) from continuing operations before taxes, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009	Percentage Change

Assets under management or supervision

Net flows by distribution channel
Morgan Stanley Retail & Intermediary	$-	$(1.5)	$(3.3)	$(7.3)	$(2.3)	$(1.2)	20%	48%	$(1.5)	$(3.5)	(133%)
Van Kampen Retail & Intermediary	(2.6)	(1.9)	(4.9)	(4.7)	(2.1)	(2.0)	(5%)	5%	(4.5)	(4.1)	9%
Retail money markets	2.7	0.4	(5.0)	(1.7)	(4.3)	(4.0)	*	7%	3.1	(8.3)	*
Total Americas Retail	0.1	(3.0)	(13.2)	(13.7)	(8.7)	(7.2)	(140%)	17%	(2.9)	(15.9)	*
U.S. Institutional	1.8	(0.5)	(3.9)	(6.6)	(3.7)	(5.0)	*	(35%)	1.3	(8.7)	*
Institutional money markets	8.9	12.4	(33.7)	(1.7)	(5.1)	(9.2)	*	(80%)	21.3	(14.3)	*
Non-U.S.	0.1	1.0	0.0	(2.9)	(3.0)	(3.9)	*	(30%)	1.1	(6.9)	*
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	$(25.3)	*	(23%)	$20.8	$(45.8)	*

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	$44	(39%)	7%
Van Kampen Retail & Intermediary	133	127	112	85	77	86	(32%)	12%
Retail money markets	35	35	31	29	25	21	(40%)	(16%)
Total Americas Retail	242	234	204	159	143	151	(35%)	6%
U.S. Institutional	123	123	107	89	74	74	(40%)	--
Institutional money markets	77	89	55	53	47	39	(56%)	(17%)
Non-U.S.	126	125	110	97	87	92	(26%)	6%
Total assets under management or supervision	$568	$571	$476	$398	$351	$356	(38%)	1%
Share of minority interest assets (1)	7	8	7	6	5	5	(38%)	--
Total	$575	$579	$483	$404	$356	$361	(38%)	1%

(1)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:		Six Months Ended
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09	June 30, 2008	June 30, 2009	Percentage Change

Assets under management or supervision

Net flows by asset class
Core Asset Management
Equity	$(8.4)	$(5.2)	$(6.2)	$(4.3)	$(1.9)	$(5.5)	(6%)	*	$(13.6)	$(7.4)	46%
Fixed income	11.8	12.0	(44.0)	(16.0)	(14.0)	(17.7)	*	(26%)	23.8	(31.7)	*
Alternatives (1)	6.7	2.0	(0.4)	(4.5)	(4.3)	(0.9)	(145%)	79%	8.7	(5.2)	*
Unit trusts	0.0	0.0	(0.6)	(0.8)	0.4	0.8	*	100%	0.0	1.2	*
Total Core Asset Management	10.1	8.8	(51.2)	(25.6)	(19.8)	(23.3)	*	(18%)	18.9	(43.1)	*

Merchant Banking
Private Equity	0.0	(0.1)	(0.1)	1.0	(0.3)	(0.1)	--	67%	(0.1)	(0.4)	*
Infrastructure	0.6	0.9	0.0	0.0	0.0	0.0	*	--	1.5	0.0	*
Real Estate	0.2	0.3	0.5	(0.3)	(0.4)	(1.9)	*	*	0.5	(2.3)	*
Total Merchant Banking	0.8	1.1	0.4	0.7	(0.7)	(2.0)	*	*	1.9	(2.7)	*
Total net flows	$10.9	$9.9	$(50.8)	$(24.9)	$(20.5)	$(25.3)	*	(23%)	$20.8	$(45.8)	*

Assets under management or supervision by asset class
Core Asset Management
Equity	$226	$216	$181	$139	$125	$145	(33%)	16%
Fixed income	213	225	175	158	144	130	(42%)	(10%)
Alternatives (1)	72	72	67	50	42	46	(36%)	10%
Unit trusts	14	13	11	9	8	10	(23%)	25%
Total Core Asset Management	525	526	434	356	319	331	(37%)	4%

Merchant Banking
Private Equity	3	3	3	4	4	4	33%	--
Infrastructure	3	4	4	4	4	4	--	--
Real Estate	37	38	35	34	24	17	(55%)	(29%)
Total Merchant Banking	43	45	42	42	32	25	(44%)	(22%)
Total Assets Under Management or Supervision	$568	$571	$476	$398	$351	$356	(38%)	1%
Share of minority interest assets (2)	7	8	7	6	5	5	(38%)	--
Total	$575	$579	$483	$404	$356	$361	(38%)	1%

(1)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Mar 31, 2008	June 30, 2008	Sept 30, 2008	Dec 31, 2008	Mar 31, 2009	June 30, 2009	2Q09 vs. 2Q08	2Q09 vs. 1Q09

Assets under management or supervision by distribution channel
Morgan Stanley Retail & Intermediary	$74	$72	$61	$45	$41	$44	(39%)	7%
Van Kampen Retail & Intermediary	133	127	112	85	77	86	(32%)	12%
Retail money markets	35	35	31	29	25	21	(40%)	(16%)
Total Americas Retail	$242	$234	$204	$159	$143	$151	(35%)	6%
U.S. Institutional	123	123	107	89	74	74	(40%)	--
Institutional money markets	77	89	55	53	47	39	(56%)	(17%)
Non-U.S.	126	125	110	97	87	92	(26%)	6%
Sub-total assets under management or supervision	$568	$571	$476	$398	$351	$356	(38%)	1%

Global Wealth Management Group (1)	164	168	154	129	119	322	92%	*
Total assets under management or supervision	$732	$739	$630	$527	$470	$678	(8%)	44%
Share of minority interest assets (2)	7	8	7	6	5	5	(38%)	--
Total	$739	$747	$637	$533	$475	$683	(9%)	44%

Consolidated assets under management or supervision by asset class (1) (3)
Equity	$307	$300	$254	$197	$177	$339	13%	92%
Fixed income	244	258	208	189	175	203	(21%)	16%
Alternatives (4)	72	72	67	50	42	50	(31%)	19%
Private Equity	3	3	3	4	4	4	33%	--
Infrastructure	3	4	4	4	4	4	--	--
Real Estate	37	38	35	34	24	17	(55%)	(29%)
Sub-total	666	675	571	478	426	617	(9%)	45%
Unit trusts	14	13	11	9	8	10	(23%)	25%
Other	52	51	48	40	36	51	--	42%
Total assets under management or supervision	$732	$739	$630	$527	$470	$678	(8%)	44%
Share of minority interest assets (2)	7	8	7	6	5	5	(38%)	--
Total	$739	$747	$637	$533	$475	$683	(9%)	44%

(1)	Information includes MSSB effective from May 31, 2009.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a non-controlling interest.
(3)	Includes assets under management or supervision associated with the Global Wealth Management Group.
(4)	Includes a range of alternative investment products such as hedge funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 19.

This page represents an addendum to the 2Q 2009 Financial Supplement.

MORGAN STANLEY
Institutional Securities - U.S. Subprime Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (2)		Three Months Ended	Six Months Ended	Net Exposure (1)
	Mar 31, 2009	June 30, 2009	June 30, 2009	June 30, 2009	Mar 31, 2009	June 30, 2009

ABS CDO Super Senior Mezzanine	$(0.9)	$(0.2)	$0.1	$0.0	$0.0	$(0.3)
ABS Bonds (3)	2.4	2.0	0.1	(0.1)	2.4	2.0
ABS Loans	0.1	0.1	0.0	0.0	0.1	0.1
ABS Swaps (4)	8.9	4.0	(0.4)	(0.4)	(1.4)	(1.2)
Total ABS Subprime Exposure	$10.5	$5.9	$(0.2)	$(0.5)	$1.1	$0.6

(1)	Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time. The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario. Negative amounts indicate potential gain (short position) in a default scenario.
(2)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(3)	Includes subprime securities held by the investment portfolios of Morgan Stanley Bank N.A. and Morgan Stanley Trust FSB (collectively, the "Subsidiary Banks"). The securities in the Subsidiary Banks' portfolios are part of the Company's overall Treasury liquidity management portfolio. The market value of the Subsidiary Banks' subprime-related securities, most of which are investment grade-rated residential mortgage-backed securities, was $1.3 billion at June 30, 2009 and $1.8 billion at March 31, 2009. For the three months ended
June 30, 2009, these positions incurred losses of $0.0 billion. For the six months ended June 30, 2009, these positions incurred losses of $0.3 billion.
(4)	Represents both hedges and directional positioning. At June 30, 2009, these positions include ABS and ABS CDO credit default swaps.
Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 2Q 2009 Financial Supplement.

MORGAN STANLEY
Institutional Securities - Non-Subprime Residential Mortgage Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (5)		Three Months Ended	Six Months Ended	Net Exposure (1) (6)
	Mar 31, 2009	June 30, 2009	June 30, 2009	June 30, 2009	Mar 31, 2009	June 30, 2009

Residential Loans (2)	$2.6	$3.0	$(0.1)	$(0.2)	$2.6	$3.0
RMBS Bonds (2)	1.8	1.5	0.0	0.0	1.8	1.5
RMBS Backed Warehouse Lines	0.1	0.0	0.0	0.0	0.1	0.0
RMBS Swaps (3)	0.3	0.2	0.1	0.0	(0.5)	(0.5)
Other Secured Financings (4)	0.9	1.0	0.0	0.0	0.0	0.0
Total Residential Non-Subprime	$5.7	$5.7	$-	$(0.2)	$4.0	$4.0

(1)	Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time. The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario. Negative amounts indicate potential gain (short position) in a default scenario.
(2)	Gross and Net Exposure on Residential Loans and RMBS Bonds was split 41% Alt-A/Near prime and 59% prime underlying collateral at June 30, 2009. Gross and Net Exposure of U.S. Alt-A Residential Loans and Bonds was $0.8 billion at June 30, 2009.
(3)	Represents both hedges and directional positioning. At June 30, 2009, these positions include credit default and super senior CDO swaps.
(4)	Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties. Any retained interests in these transactions are reflected in RMBS Bonds.
(5)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(6)	Regional distribution of Net Exposure was 47% U.S., 38% Europe and 15% Asia at June 30, 2009.
Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 2Q 2009 Financial Supplement.

MORGAN STANLEY
Institutional Securities - CMBS and Commercial Whole Loan Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition (6)		Three Months Ended	Six Months Ended	Net Exposure (1)
	Mar 31, 2009	June 30, 2009	June 30, 2009	June 30, 2009	Mar 31, 2009	June 30, 2009

CMBS Bonds	$3.7	$3.7	$0.2	$(0.3)	$3.7	$3.7
CMBS Backed Warehouse Lines (2)	1.0	0.8	(0.1)	(0.2)	1.4	1.2
Commercial Loans (2) (3)	2.9	2.8	(0.1)	(0.4)	3.1	2.9
CMBS Swaps (4)	7.1	6.8	(0.2)	1.3	(4.2)	(4.5)
Other Secured Financing (5)	3.3	3.2	0.0	0.0	0.0	0.0
Total CMBS / Commercial Whole Loan Net Exposure (7)	$18.0	$17.3	$(0.2)	$0.4	$4.0	$3.3

(1)	Net Exposure is defined as potential loss to the Firm in an event of 100% default, assuming zero recovery, over a period of time. The value of these positions remains subject to mark-to-market volatility. Positive amounts indicate potential loss (long position) in a default scenario. Negative amounts indicate potential gain (short position) in a default scenario.
(2)	Includes unfunded loan commitments.
(3)	Composition of Commercial Loans was 69% Senior and 31% Mezzanine at June 30, 2009.
(4)	Represents both hedges and directional positioning. At June 30, 2009, these positions include credit default, super senior CDO, index, and total rate-of-return swaps.
(5)	Represents assets recorded under certain provisions of SFAS 140 and FASB Interpretation 46R that function as collateral for an offsetting amount of non-recourse debt to third parties. Any retained interests in these transactions are reflected in CMBS Bonds.
(6)	Statement of financial condition total is presented on a net basis. These balances are presented on a gross basis in the Company's statement of financial condition.
(7)	Regional distribution of the long positions (i.e. CMBS Bonds, Commercial Loans and Warehouse Lines) Net Exposure was 61% U.S., 18% Europe and 21% Asia at June 30, 2009.
Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 2Q 2009 Financial Supplement.

MORGAN STANLEY
Real Estate Analysis
(unaudited, dollars in billions)

			Profit / (Loss)
	Statement of Financial Condition		Three Months Ended	Six Months Ended
	Mar 31, 2009	June 30, 2009	June 30, 2009	June 30, 2009
Crescent and Other Consolidated Interests (1) (2)	$3.7	$3.7	$(0.3)	$(0.6)
Real Estate Funds	1.0	0.7	(0.3)	(0.9)
Real Estate Bridge Financing	0.1	0.0	(0.1)	(0.2)
Infrastructure Fund	0.1	0.2	0.0	0.0
Total Real Estate Investments (3) (4)	$4.9	$4.6	$(0.7)	$(1.7)

(1)	Represents gross investment assets of consolidated subsidiaries, certain of which are subject to non-recourse debt of $2.5 billion provided by third party lenders.
(2)	Consolidated statement of income amounts directly related to investments held by consolidated subsidiaries are condensed in this presentation and include principal transactions, net operating revenues and expenses and impairment charges.
(3)	The Company has contractual capital commitments, guarantees, lending facilities and counterparty arrangements with respect to these investments of $1.7 billion at June 30, 2009.
(4)	These balances exclude investments that benefit certain deferred compensation and employee co-investment plans.
Note:	Refer to Legal Notice page 19.

This page represents an addendum to the 2Q 2009 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share (1)
(unaudited, in millions, except for per share data)

	Quarter Ended		Six Months Ended
	Mar 31, 2009	June 30, 2009	June 30, 2009

Basic Earnings Per Share
Income from continuing operations applicable to Morgan Stanley	$(186)	$(159)	$(345)
Gain / (loss) from discontinued operations applicable to Morgan Stanley after tax	9	308	317
Net Income / (loss) applicable to Morgan Stanley	$(177)	$149	$(28)
Less: Preferred Dividends (Series A)	(11)	(11)	(22)
Less: Preferred Dividends (Series B – Mitsubishi)	(196)	(196)	(392)
Less: Preferred Dividends (Series C – Mitsubishi)	(29)	(13)	(42)
Less: Partial Redemption of Series C Preferred Stock (2)	0	(202)	(202)
Less: Preferred Dividends (Series D - Capital Purchase Program)	(125)	(87)	(212)
Less: Amortization / accelerated accretion of Issuance Discount for Series D Preferred Stock (3)	(40)	(892)	(932)
Less: Allocation of Earnings to:
CIC Equity Units	0	0	0
Unvested Restricted Stock Units	0	(4)	(4)
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$(1,834)
Weighted average common shares outstanding	1,012	1,138	1,075
Earnings per basic common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.58)	$(1.37)	$(2.00)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.01	$0.27	$0.29
Earnings per basic common share	$(0.57)	$(1.10)	$(1.71)

Diluted Earnings Per Share
Earnings / (loss) applicable to Morgan Stanley common shareholders	$(578)	$(1,256)	$(1,834)
Income impact of assumed conversions:
Preferred stock dividends	0	0	0
Income / (loss) available to common shareholders plus assumed conversions	$(578)	$(1,256)	$(1,834)

Weighted average common shares outstanding	1,012	1,138	1,075
Effect of dilutive securities:
Stock options	0	0	0
Series B Preferred Stock	0	0	0
Capital Purchase Program Warrant (3)	0	0	0
CIC Equity Units	0	0	0
Weighted average common shares outstanding and common stock equivalents	1,012	1,138	1,075

Earnings per diluted common share
Income / (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(0.58)	$(1.37)	$(2.00)
Gain / (loss) on discontinued operations applicable to Morgan Stanley common shareholders	$0.01	$0.27	$0.29
Earnings per diluted common share	$(0.57)	$(1.10)	$(1.71)

(1)
The Company calculates earnings per share using the two-class method as defined in Emerging Issues Task Force (EITF) No. 03-6, "Participating Securities and the Two-Class Method under FASB Statement No. 128, Earnings per Share" and applies FSP EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities."  For further discussion of the Company's earnings per share calculations see Note 2 to the consolidated financial statements in the Company's Annual Report on 10-K for the fiscal year ended November 30, 2008.

(2)
MUFG elected to participate as an investor in the Company's offering of common stock on May 8, 2009 (closing date May 13, 2009).  The Company repurchased from MUFG shares of the Company's non-convertible 10% Series C Non-Cumulative Non-Voting Perpetual Preferred Stock at a price per share equal to 110% of liquidation preference and with an aggregate repurchase price equal to the aggregate price to be paid by MUFG for its purchase of common stock in the offering.  Upon redemption by the Company, the excess of the redemption value of $1,100 per share over the carrying value (approximately $784 per share) was charged to retained earnings and is deducted from the numerator in calculating basic and diluted earnings per share.  For further discussion of the Company's Preferred Stock, see Note 11 to the consolidated financial statements for the year ended November 30, 2008 in the Company's Annual Report on Form 10-K.

(3)
On June 17, 2009, the Company received approval to repurchase the $10 billion of capital issued under the Capital Purchase Program (TARP).  Upon repayment, the difference between the carrying value of the Series D Preferred Stock and the liquidation value was charged to retained earnings and is reflected as a deduction to net income applicable to common shareholders in calculating basic and diluted earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's second quarter earnings press release issued July 22, 2009.